UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

PROVIDIAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12897	94-2933952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street
San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 543-0404

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 20, 2005, Providian Financial Corporation held a conference call (the “Conference Call”) to announce the Company’s financial results for the quarter and year ended December 31, 2004.  As noted in the Conference Call, such results are preliminary and are subject to the completion of certain procedures by the Company’s external accountants, Ernst & Young LLP.  A replay of the Conference Call is available on the Company’s website.  In addition, a transcript of the Conference Call is attached as Exhibit 99.1 to this Form 8-K.

In compliance with Regulation G of the Securities and Exchange Commission, corresponding GAAP financial measures and reconciliations have been provided on the Company’s website for certain non-GAAP financial measures disclosed in the Conference Call.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit	Description

99.1	Transcript of Providian Financial Corporation Conference Call held on January 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDIAN FINANCIAL CORPORATION
(Registrant)

Date: January 25, 2005	By:	/s/ Anthony Vuoto
Anthony Vuoto
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Transcript of Providian Financial Corporation Conference Call held on January 20, 2005.